SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15 (d) OF THE

                  SECURITIES AND EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported): February 6, 1997

             Charter Municipal Mortgage Acceptance Company
           (Exact Name of Registrant as Specified in Charter)

                               Delaware
             (State or other Jurisdiction of Incorporation)

               1-13237                             13-3949418
      (Commission File Number)        (IRS Employer Identification Number)

                 625 Madison Avenue, New York, NY 10022
                (Address of Principal Executive Offices)

   Registrant's telephone number, including area code: (212) 421-5333

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events

On February 6, 1998, Arthur G. Hatzopoulos resigned from his position of Senior Vice President of Related Charter LLC, general partner of Related Charter LP (the "Manager"), Manager of Charter Municipal Mortgage Acceptance Company and James D. Spound was elected to Mr. Hatzopoulos' position of Senior Vice President of the general partner of the Manager by unanimous consent of the Board of Trustees.

Max E. Schlopy was elected to the position of Vice President of the general partner of the Manager by unanimous consent of the Board of Trustees on February 6, 1998.

Richard A. Palermo was elected to the positions of Vice President and Controller of the general partner the Manager of by unanimous consent of the Board of Trustees on February 6, 1998.

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Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

(a).    Financial Statements

        Not Applicable

(b).    Pro Forma Financial Information

        Not Applicable

(c).    Exhibits

        3.1.A.  Certificate of Trust dated as of August 12, 1996(1)
        3.1.B.  Trust Agreement dated as of August 12, 1996(1)
        3.1.C. Amendment No. 1 to Trust Agreement dated as of April 30, 1997(1) 3.1.D. Amended and Restated Trust Agreement dated as of
                September 30, 1997
        3.2.    Bylaws
        4.1.    Specimen Share Certificate(2)
        10.1    Management Agreement dated as of October 1, 1997
        10.2    Agreement and Plan of Merger dated as of October 1, 1997
        10.3    Incentive Share Option Plan






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(1) Incorporated by reference to Registrant's Form 10 as filed with the SEC on August 1, 1997.

(2) Incorporated by reference to Registrant's Form 10/A-1 as filed with the SEC on September 23, 1997.

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                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Charter Municipal Mortgage Acceptance
                                    Company

                                    (Registrant)

                                    BY:   /s/ Stuart J. Boesky
                                          --------------------
                                          Stuart J. Boesky
                                          President

      March  ,1998

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